UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C., 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported): April 1, 2009

NANOPHASE TECHNOLOGIES CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Commission File Number: 0-22333

Delaware	36-3687863
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

1319 Marquette Drive, Romeoville, Illinois 60446

(Address of Principal Executive Offices, Including Zip Code)

(630) 771-6700

(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers	3
Signature(s)	4

Items to be Included in this Report

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

As of March 31, 2009, the annual base salary of Jess Jankowski had been $196,000. In connection with Mr. Jankowski’s election as Chief Executive Officer and President of the Company (previously disclosed in our Report on Form 8-K filed with the SEC on March 3, 2009) and the increased responsibilities and additional work relating to such positions, the Company’s Board of Directors at the recommendation of the Compensation and Governance Committee increased Mr. Jankowski’s annual base salary to $275,000, effective April 1, 2009.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Nanophase Technologies Corporation

Date: April 7, 2009	By:	/s/ JESS JANKOWSKI
JESS JANKOWSKI
Chief Financial Officer

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